Taxation (Deferred Tax Assets and Liabilities, Narrative) (Details) $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($)
TAXATION [Abstract]
Net operating losses from Chinese mainland entities available to offset against future net profit for income tax purposes	$ 2,700.0
Deferred tax assets generated from net operating losses offset by valuation allowance	421.0
Chinese mainland net operating losses generated from previous years, expired	$ 155.8
Income Tax Examination, Description	In general, the tax authorities in the Chinese mainland have up to five years, and in certain cases up to 10 years, to conduct examinations of the tax filings of the Group.